                                                                  Exhibit 10.16

                         INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT, made this 22nd day of August, 2001, by and between WADDELL & REED INVESTED PORTFOLIOS, INC. (the "Fund"), and WADDELL & REED INVESTMENT MANAGEMENT COMPANY (hereinafter called "WRIMCO"),

                                   WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.        IN GENERAL

          WRIMCO agrees to act as investment adviser to the Fund with respect to the investment of its assets and in general to supervise the investments of the Fund, subject at all times to the direction and control of the Board of Directors of the Fund, all as more fully set forth herein.

II.       DUTIES OF WRIMCO WITH RESPECT TO INVESTMENT OF ASSETS OF THE FUND

          A. WRIMCO shall regularly provide investment advice to the Fund and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of the Fund; and in furtherance thereof, WRIMCO shall:

               1. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or one or more of the portfolios of the Fund, and whether concerning the individual companies whose securities are included in one or more of the Fund's portfolios or the industries in which they engage, or with respect to securities which WRIMCO considers desirable for inclusion in one or more of the Fund's portfolios;

               2. furnish continuously an investment program for each of the portfolios of the Fund;

               3. determine what securities shall be purchased or sold by the Fund;

               4. take, on behalf of the Fund, all actions which appear to WRIMCO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

          B. WRIMCO shall make appropriate and regular reports to the Board of Directors of the Fund on the actions it takes pursuant to Section II.A. above. Any investment programs furnished by WRIMCO under this section, or any supervisory function taken hereunder by

WRIMCO shall at all times conform to and be in accordance with any requirements imposed by:

          1. the provisions of the Investment Company Act of 1940 and any rules or regulations in force thereunder;

          2. any other applicable provision of law;

          3. the provisions of the Articles of Incorporation of the Fund as amended from time to time;

          4. the provisions of the Bylaws of the Fund as amended from time to time;

          5. the terms of the registration statement of the Fund, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

     C. Any investment programs furnished by WRIMCO under this section or any supervisory functions taken hereunder by WRIMCO shall at all times be subject to any directions of the Board of Directors of the Fund, its Executive Committee, or any committee or officer of the Fund acting pursuant to authority given by the Board of Directors.

III. ALLOCATION OF EXPENSES

     The expenses of the Fund and the expenses of WRIMCO in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by WRIMCO as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by the Fund, as set forth in subparagraph "B" hereof.

     A. With respect to the duties of WRIMCO under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of WRIMCO who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. In addition, WRIMCO shall pay the fees and expenses of all directors of the Fund who are affiliated with WRIMCO or an affiliated corporation and the salaries and employment benefits of all officers of the Fund who are affiliated persons of WRIMCO.

     B. The Fund shall pay in full for all of its expenses which are not listed above (other than those assumed by WRIMCO or one of its affiliates in its capacity as principal underwriter of the shares of the Fund, as Administrative and Shareholder Servicing Agent or as Accounting Services Agent for the Fund), including (a) the costs of preparing and printing prospectuses and reports to shareholders of the Fund, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Fund (unless the Fund and WRIMCO shall otherwise agree); (c) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of WRIMCO or an affiliated company; (e) fees and expenses of its directors not affiliated with Waddell & Reed, Inc.; (f) custodian fees and expenses; (g) fees payable by the Fund under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or "Blue-Sky" laws of any jurisdiction;
(h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund, and any indemnification by the Fund of its officers, directors, employees and agents with respect thereto; (j) the costs and expenses provided for in any Administrative and Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III. In the event that any of the foregoing shall, in the first instance, be paid by WRIMCO, the Fund shall pay the same to WRIMCO on presentation of a statement with respect thereto.

     C. WRIMCO, or an affiliate of WRIMCO, may also act as (i) transfer agent or administrative and shareholder servicing agent of the Fund and/or as (ii) accounting services agent of the Fund if at the time in question there is a separate agreement, "Administrative and Shareholder Servicing Agreement" and/or "Accounting Services Agreement," covering such functions between the Fund and WRIMCO, or such affiliate. The entity, whether WRIMCO, or its affiliate, which is the party to either such Agreement with the Fund is referred to as the "Agent." Each such Agreement shall provide in substance that it shall go into effect, or be amended, or a new agreement covering the same topics between the Fund and the Agent may be entered into, only if the terms of such Agreement, such amendment or such new agreement have been approved by the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, of either party to the Agreement, such amendment or such new agreement (considering WRIMCO to be such a party even if at the time in question the Agent is an affiliate of WRIMCO), cast in person at a meeting called for the purpose of voting on such approval. Such a vote is referred to as a "disinterested director" vote. Each such Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested director vote, and that any disinterested director vote shall include a determination that (a) the Agreement, amendment, new agreement or continuance in question is in the best interests of the Fund and its shareholders; (b) the services to be performed under the Agreement, the Agreement as amended, new agreement or agreement to be continued are services required for the operation of the Fund; (c) the Agent can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (d) the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Any such Agreement may also provide in substance that any disinterested director vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of the Fund. Any such Agreement shall also provide in substance that it may be terminated by the Agent at any time without penalty upon giving the Fund one hundred twenty (120) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Agent sixty (60) days' written notice (which notice may be waived by the Agent), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Board of Directors of the Fund in office at the time or by the vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class or series of the Fund.

IV.  BROKERAGE

     A. WRIMCO may select brokers to effect the portfolio transactions of the Fund on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, "best execution" means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. WRIMCO shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

     B. Subject to the foregoing, WRIMCO shall have discretion, in the interest of the Fund, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which WRIMCO exercises "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934); and in connection with such transactions, to pay commission in excess of the amount another adequately qualified broker would have charged if WRIMCO determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of WRIMCO with respect to the accounts for which it exercises investment discretion. In reaching such determination, WRIMCO will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that WRIMCO shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by the Fund over a representative period selected by its Board of Directors were reasonable in relation to the benefits to the Fund.

     C. Subject to the foregoing provisions of this Paragraph "IV," WRIMCO may also consider sales of the Fund's shares and shares of other investment companies distributed by Waddell & Reed, Inc. or one of its affiliates, and portfolio valuation or pricing services as a factor in the selection of brokers to execute brokerage and principal portfolio transactions.

V.   COMPENSATION OF WRIMCO

     A. As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, the Fund will pay to WRIMCO for each day the fee specified in Exhibit A hereto.

     B. The amounts payable to WRIMCO shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Articles of Incorporation of the Fund; and shall be paid in arrears whenever requested by WRIMCO. In computing the value of the net assets of the Fund, there shall be excluded the amount owed to the Fund with respect to shares which have been sold but not yet paid to the Fund by Waddell & Reed, Inc.

VI.  UNDERTAKINGS OF WRIMCO; LIABILITIES

     A. WRIMCO shall give to the Fund the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

     B. WRIMCO shall at all times be guided by and be subject to the Fund's investment policies, the provisions of its Articles of Incorporation and Bylaws as each shall from time to time be amended, and to the decision and determination of the Fund's Board of Directors.

     C. This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to WRIMCO, as an investment adviser and affiliated person of the Fund, WRIMCO shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

     D. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of WRIMCO, it shall not be subject to liability to the Fund or to any stockholder of the Fund for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

VII. DURATION OF THIS AGREEMENT

     This Agreement shall become effective at the start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class or series of the Fund and by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

VIII.TERMINATION

     This Agreement may be terminated by WRIMCO at any time without penalty upon giving the Fund one hundred twenty (120) days written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving WRIMCO sixty (60) days written notice (which notice may be waived by WRIMCO), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Board of Directors of the Fund in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940 and the rules and regulations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.

(Seal)                                  WADDELL & REED INVESTED PORTFOLIOS, INC.

                                        By:    /s/  Daniel C. Schulte
                                               ---------------------------------
                                               Daniel C. Schulte, Vice President

ATTEST:

By:    /s/  Kristen A. Richards
       ------------------------------
       Kristen A. Richards, Secretary



(Seal)                                  WADDELL & REED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:    /s/  Henry J. Herrmann
                                               ----------------------------
                                               Henry J. Herrmann, President

ATTEST:

By:    /s/  Daniel C. Schulte
       ----------------------------
       Daniel C. Schulte, Secretary

                  EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

                    WADDELL & REED INVESTED PORTFOLIOS, INC.

                                  FEE SCHEDULE*

GROWTH PORTFOLIO

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

BALANCED PORTFOLIO

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

CONSERVATIVE PORTFOLIO

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

*If a Portfolio's net assets are less than $25 million, WRIMCO has agreed to waive the management fee, subject to its right to change or modify this waiver.